SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             FORM 8-K 12g-3/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 10, 2001
                                 Date of Report
                        (Date of Earliest Event Reported)


                                    FCF, Inc.
             (Exact Name of Registrant as Specified in its Charter)

Nevada                                0-32149                         33-0841778
(State or other juris-         (Commission File No.)       (IRS Employer ID No.)
diction of incorporation)

                    2980 Airway Avenue, Costa Mesa, CA 92626
                    (Address of Principal Executive Offices)

                             Telephone 714-637-1697
                         (Registrant's Telephone Number)

ITEM 1  CHANGE IN CONTROL OF REGISTRANT

On April 1, 2001 Robert L. Cashman acquired 3,500,000 shares of FCF, Inc. from ASI Acquisition Corp. giving Robert L. Cashman 58% of the outstanding stock in FCF, Inc. Robert L. Cashman transferred to ASI Acquisition Corp. One hundred fifty thousand (150,000) shares of Pacific Ocean Restaurants, Inc. in exchange for the 3,500,000 shares of FCF, Inc. Robert L. Cashman has owned the Pacific Ocean Restaurants, Inc. shares for more than three years. ASI Acquisition Corp. continues as a shareholder owning 1,900,000 shares. ASI Acquisition Corp. is a venture capital lender or investor. Cashman is not an officer , or director, or shareholder of ASI Acquisition Corp. Cashman's daughter, Karen Fowler is employed by ASI Acquisition Corp.

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Changes in Corporate Management Position

On December 15, 2000 the board of directors of the Issuer elected Robert L. Cashman to be a member of the board of directors and to the position of President.

John Vilagi continues as a director and was elected Vice President. The following is a brief outline of Robert L. Cashman's experience.

Mr. Cashman is Chairman, senior partner and 100% owner of The Charleston Group, a private investment banking and consulting firm. Mr. Cashman has been involved in merger, acquisition, reorganization, liquidation, and public offering transactions throughout his business career. He has personally directed several transactions including IPO's, secondary offerings, shell reverse mergers and private placements. In his first 12 years out of college, Mr. Cashman developed a dynamically growing insurance company that qualified him for the prestigious Young Presidents' Organization. After successfully selling the company in 1972, he worked in the merger and acquisition field until 1977, when he acquired Pacific Envelope Co. Under his management Pacific Envelope's dramatic growth enabled the company to qualify for the Inc. Magazine 500 fastest growing companies for five successive years. In 1993 Mr. Cashman was appointed to Inc. Magazine's Hall of Fame, one of only 26 people so honored. Mr. Cashman is currently a member of the Orange County Airport Commission, operators of John Wayne Airport and is Chairman of the City of Anaheim Private Industry Council. He sits on the Board of Directors of several corporations, both public and private. He has been active in many civic organizations, including serving on one of the Los Angeles Olympic Organizing Committees, serving on the governing Board of the National YMCA, has been active in the Boy Scouts, the National Eagle Scout Association and numerous other blue ribbon committees. He earned a BS degree in Business Administration from UCLA in 1956.

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2000, the Issuer acquired 100% of the issued and outstanding stock of Wayne Aircraft Company for 1,000,000 shares of FCS, Inc. common stock. Wayne Aircraft Company will operate as a 100% owned subsidiary.

Wayne Aircraft Company, a Nevada corporation, was incorporated on May 23, 2000 for the purpose of operating an air taxi service from John Wayne Airport in Orange County, California. The company is a development stage company that started operations on April 1, 2001. Wayne Aircraft obtained an existing Air Carrier Certificate from ASI Acquisition Corp. that it had obtained from Emerald Air, Inc. on October 1, 2000. An Air Carrier Certificate authorizes Wayne Aircraft Company to operate commuter and on demand air craft operations under the provisions of Part 135 of the Federal Air Regulations. Air carrier certificates are issued by the Federal Aviation Agency.

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In  November  2000 Wayne  Aircraft  purchased  a Cessna  Centurian  model  T210L airplane. This aircraft is currently being completely reconditioned with a new engine, new electronics, new paint and interior. This reconditioning is necessary in order to comply with the requirements of the Air Carrier Certificate. This work is being done at Jay's Aircraft Maintenance at John Wayne Airport.

Wayne Aircraft has also arranged to lease a Cessna Golden Eagle model 421C Aircraft. This aircraft is in full compliance of the air carrier requirements and is ready for service at this time. Wayne Aircraft employees one pilot that has all of the required qualifications to operate the aircraft.

The Issuer through Wayne Aircraft offers short range air charter service from John Wayne Airport Long Beach Airport and Ontario Airport. Short range trips are two hours flying time or approximately 400 miles. At this time there is no one offering this service in similar aircraft. The only other service available at this time is from twelve air charter services all using jet aircraft. The cost of operating a jet aircraft Cessna Citation, Lear, or Gulf Stream is from three to five times greater than operating the aircraft Wayne Aircraft will be using. This difference will allow Wayne Aircraft to enjoy a significant price advantage in the market place.

STOCK PURCHASE AGREEMENT between Issuer and ASI Acquisition Corp.

                                    FCF, INC.
                            STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (the "Agreement"), dated this 31th day of December, 2000, among FCF, INC., a Nevada corporation (hereinafter referred to as "FCF" or "Buyer"), and ASI ACQUISITION CORP., a Nevada corporation, (hereinafter referred to as "Seller").

                                   WITNESSETH:

     WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer, on the terms and subject to the conditions of this Agreement, certain assets, debts and business of Wayne Aircraft Company currently owned by Seller;

     THEREFORE,   in   consideration  of  the  mutual   covenants,   agreements,
representations and warranties contained in this Agreement, the parties agree as follows:

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ARTICLE 1.  TRANSFER OF ASSETS

     Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyer agrees to purchase from Seller at the Closing described in Article 3 hereof, all of the assets, properties and business of Seller which are listed in SCHEDULE 1 of this Contract, and of such character and description, whether tangible, intangible, real, personal or mixed, and wherever located (but excluding any assets specifically excluded in the following Sections of this Article 1), all of which are sometimes collectively referred to in this Agreement as the "Assets," including, but without limitation to, the following:

     1.1 Shares of Wayne Aircraft Company (hreinafter referred to as Wayne) All 205,000 shares of common stock owned by Seller.


     1.2 Equipment. All the machinery, tools, appliances, furniture, equipment (including essential replacement parts) and other tangible personal property of every kind and description wherever they may be located that are owned by Wayne, and are utilized in connection with Wayne's operations (hereinafter referred to collectively as the "Equipment"). At the Closing, Seller shall deliver to Buyer the equipment, or appropriate documents transferring the ownership of the Equipment, free of any claim or encumbrance. Good and marketable title to all such equipment shall be transferred on delivery, free and clear of any encumbrances.

     1.3 Intangibles. All trade names associated with the assets which are the subject of this agreement trademarks, service marks, copyrights, patents, patent rights, trade secrets, technical know-how, goodwill and other intangibles (including (i) tort or insurance proceeds arising out of any damage or destruction of any of the Assets between the date of this Agreement and the Closing Date (as hereinafter defined); (ii) all contracts to be assumed by Buyer pursuant to Article 4 used by Seller in (or owned by Seller and useful in) the operation of the business of Wayne Aircraft;

     1.4 Books and records. All papers and records in Seller's care, custody or control relating to any or all of the above-described Assets and the operation thereof, including, but not limited to, all blueprints and specifications, personnel and labor relations records, environmental control records, sales records, accounting and financial records, maintenance and production records; and

     1.5 Other Assets. All product rights in the equipment and all improvements thereon. All prepaid expenses relating to any of the Assets and the operation of Seller's business sold pursuant to this Agreement.

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ARTICLE 2.  PURCHASE PRICE

     2.1 Payment of Purchase Price. In consideration for the transfer and assignment by Seller of the Assets, and in consideration of the representations, warranties and covenants of the Seller herein and subject to the provisions in
Article 9 state that:

          (a) FCF, Inc. shall issue 1,000,000 shares of FCF, Inc..'s, restricted common stock (hereinafter referred to as the "Shares") to the Seller at the time of Closing.

          (b) Buyer shall assume and discharge, and shall indemnify Seller against, liabilities and obligations of the Seller under the contracts or other agreements, if any as specified on SCHEDULE 1.1, but only to the extent that such liabilities or obligations accrue on or after the Closing Date.

ARTICLE 3.  THE CLOSING

     The closing of the purchase and sale of the Assets by Seller to Buyer (the "Closing") shall take place at the offices of Seller, which are located at 2164
N. Glassell Street, Orange, CA 92865 at 10:00 a.m. local time, on December 31, 2000, or at such other place and/or time as the parties may agree in writing
(the "Closing Date"). In the event that the conditions specified in this Agreement have not been fulfilled by such date, the parties may extend the Closing Date for any period or periods of time as mutually agreeable to the parties.

     3.1 Selling Party's Obligations at the Closing. At the Closing, Selling Party shall deliver or cause to be delivered to Buyer:

          (a) instruments of assignment and transfer of all of the Assets of Seller to be transferred hereunder, in form and substance satisfactory to Buyer including stock certificates representing 205,000 shares of Wayne common stock;

          (b) instruments of assignment and transfer of all contracts being transferred by seller to buyer as outlined in SCHEDULE 1.1.

          (c) the UCC search reports referred to in paragraph 9.2 hereof; and

          (d) the certificate of the President or Secretary of the Seller confirming that proper minutes and resolutions of the Seller's Board of Directors and Shareholders have been secured prior to the Closing whereby the sale of the Assets has been approved.

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

     Simultaneously with the consummation of the transfer, Seller, through its officers, agents, and employees, shall put Buyer into full possession and enjoyment of all the Assets to be conveyed and transferred by this Agreement.

     Selling Party, at any time before or after the closing Date, shall execute, acknowledge, and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer, reasonably requested by Buyer and shall take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer for the purpose of assigning, transferring, granting, conveying and confirming to Buyer, or reducing to possession, any or all property and assets to be conveyed and transferred by this Agreement. If requested by Buyer, Selling Party further agrees to prosecute or otherwise enforce in its own name for the benefit of Buyer any claims, rights, or benefits that are transferred to Buyer by this Agreement and that require prosecution or enforcement in either of the Selling Party's name. Any prosecution or enforcement of claims, rights, or benefits under this Section shall be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement by Selling Party.

     3.2 Buyer's Obligations at Closing. Subject to the provision of Article 9, at the Closing, Buyer shall deliver to Seller the following instruments and documents against delivery of the items specified in Section 3.1:

          (a) a FCF, Inc. stock certificate issued in the name of ASI Acquisition Corp. for 1,000,000 shares of restricted common stock; and

          (b) the certificate of the President or Secretary of the Buyer confirming that proper minutes and resolutions of the Buyer's Board of Directors have been secured prior to the Closing whereby the purchase of the Assets has been approved.

ARTICLE 4.  ASSUMPTION OF LIABILITIES

     Buyer is not assuming any debt, liability or obligation of Seller, whether known or unknown, fixed or contingent, except as herein specifically otherwise provided. Seller agree to indemnify and hold Buyer harmless against all debts, claims, liabilities and obligations of Seller not expressly assumed by Buyer hereunder, and to pay any and all attorneys' fees and legal costs incurred by Buyer, its successors and assigns in connection therewith. Buyer shall have the benefit of and shall perform all contracts and commitments, if any, specifically disclosed in SCHEDULE 1.1, in accordance with the terms and conditions thereof, except to the extent modifications are specifically disclosed on such SCHEDULE 1.1.

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ARTICLE 5.  EXCISE AND PROPERTY TAXES

     Seller shall pay all sales, use and transfer taxes arising out of the transfer of the Assets and shall pay its portion, prorated as of the Closing Date, of state and local personal property taxes of the business. Buyer shall not be responsible for any business, occupation, withholding or similar tax, or for any taxes of any kind related to any period before the Closing Date.

ARTICLE 6.  REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Buyer that the following facts and circumstances are, and except as contemplated hereby, at all times up to the Closing Date will be true and correct, and hereby acknowledge that such facts and circumstances constitute the basis upon which Buyer is induced to enter into and perform this Agreement. Each warranty set forth in this Article 6 shall survive the Closing and any investigation made by or on behalf of Buyer.

     6.1 Organization, Good Standing and Qualification. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to transact interstate business and is in good standing in all jurisdictions in which the nature of its business or of its properties makes such qualification necessary.

     6.2 Tax Returns and Audits. Within the times and in the manner prescribed by law, Seller has filed all domestic and foreign, federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. There are no present disputes as to taxes of any nature payable by Seller.

     6.3 Inventories. No items included in the Seller's inventories have been pledged as collateral or are held by the Seller on consignment from others.

     6.4 Other Tangible Personal  Property.  The Equipment  described in Section
1.2 of this Agreement constitutes all the items of tangible personal property owned by, in the possession of, or used by Seller in connection with the business sold pursuant to this Agreement.

     6.5 Trade Names, Trademarks and Copyrights. Seller is the owner of all trademarks, trademark registrations or applications, trade names, service marks, copyrights or copyright registrations or applications used in the business of Wayne Aircraft Company. No person (other than Seller) owns any trademark, trademark registration or application, service mark, trade name, copyrights or copyright registrations or applications.

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

     6.6 Title to Assets. Seller has good and marketable title to all of the Assets and interests in Assets, whether personal, tangible, and intangible, which constitute all the Assets and interests in assets that are used in the business of Seller to be sold pursuant to this Agreement. All the Assets are free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, (i) the lien of current taxes not yet due and payable; and (ii) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of the Assets, nor materially impair business operations. All tangible personal property of Seller is in good operating condition and repair, ordinary wear and tear excepted. Except as set forth on the appropriate SCHEDULE listing such Assets, neither any officer, nor any director or employee of Seller, nor any spouse, child or other relative of any of these persons, owns, or has any interest, directly or indirectly, in any of the personal property owned by or leased to Seller or any copyrights, patents, trademarks, trade names or trade secrets licensed by Seller for use in the business to be sold pursuant to this Agreement. Seller does not occupy any real property in violation of any law, regulation or decree.

     6.7 Compliance with Laws. Seller has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable environmental, health, building, zoning or other law, ordinance or regulation) affecting the Assets or the operation of its business to be sold pursuant to this Agreement.

     6.8 Litigation. There is no suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending, or to the best knowledge of Seller, threatened, against or affecting Seller, or any of its business, assets or financial condition. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

     6.9 Assets Sufficient for Conduct of Business. The Assets constitute all of the assets required for Buyer to conduct the business of Seller as it is presently conducted.

     6.10 Agreement will Not Cause Breach or Violation. Neither the entry into this Agreement nor the consummation of the transactions contemplated hereby will result in or constitute any of the following: (i) a breach of any term or provision of this Agreement; (ii) a default or an event that, with notice or lapse of time, or both, would be a default, breach or violation of the Articles of Incorporation or Bylaws of Seller or any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust or other agreement, instrument or arrangement to which Seller is a party or by which Seller or the Assets are bound; (iii) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of one or more of Seller; (iv) the creation or imposition of any lien, charge or encumbrance on any of the Assets; or (v) the violation of any law, regulation, ordinance, judgment, order or decree applicable to or affecting Seller or the Assets.

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     6.11 Authority and Consents.  Seller has the right,  power,  legal capacity and authority to enter into, and perform its obligations under this Agreement, and no approvals or consents of any persons other than Seller are necessary in connection with it. The execution and delivery of this Agreement by Seller have been duly authorized by all necessary corporate action of Seller (including any necessary action by Seller's security holders), and this Agreement constitutes a legal, valid and binding obligation of Seller enforceable in accordance with its terms.

     6.12 Corporate Documents. Seller has furnished to Buyer for its examination
(i) copies of the Articles of Incorporation and Bylaws of Seller and (ii) the minute books of Seller containing all records required to be set forth of all proceedings, consents, actions and meetings of the shareholders and board of directors of Seller to consummate the transaction described in this business.

     6.13 Documents Delivered. Each copy or original of any agreement, contract or other instrument which is identified in any exhibit delivered by Seller or their counsel to Buyer (or its counsel or representatives), whether before or after the execution hereof, is in fact what it is purported to be by Seller and has not been amended, canceled or otherwise modified.

     6.14 Full Disclosure. None of the representations and warranties made by Seller or made in any letter, certificate or memorandum furnished or to be furnished by Seller, or on their behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made misleading. There is no fact known to Seller which materially adversely affects, or in the future may (so far as Seller can now reasonably foresee) materially adversely affect the condition, Assets, liabilities, business operations or prospects of Seller that has not been set forth herein or heretofore communicated to Buyer in writing pursuant hereto.

ARTICLE 7.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer represents and warrants to the Seller and the Shareholders as follows:

     7.1 Organization and Qualification. FCF, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

     7.2 Authority Relative to this Agreement. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Buyer, and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Buyer and, assuming this Agreement constitutes a valid and binding obligation of the Seller, this Agreement constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

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

     7.3 Consents and Approvals; No Violation. Neither the execution and delivery of this Agreement by Buyer nor the consummation of the transactions contemplated hereby nor compliance by Buyer with any of the provisions hereof will conflict with or result in any breach of any provision of the Articles of Incorporation or By- laws of Buyer or any Subsidiary, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except pursuant to the Securities Act and the Exchange Act, such filings and approvals as may be required under the "blue sky", takeover or securities laws of various states, or result in a default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, license, agreement or other instrument or obligation to which Buyer is a party or by which Buyer, any of its Subsidiaries or any of their respective assets may be bound, result in the creation or imposition of any lien, charge or other encumbrance on the assets of Buyer or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer or any of its respective assets.

     6.4 Litigation, etc. There is no action, claim, or proceeding pending or, to the knowledge of Buyer, threatened, to which Buyer is or would be a party before any court or Governmental Authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen in the future would have, a material adverse effect on Buyer.

     7.5 Compliance with Law and Permits. Buyer has owned and operated its properties and assets in substantial compliance with the provisions and requirements of all laws, orders, regulations, rules and ordinances issued or promulgated by all Governmental Authorities having jurisdiction with respect thereto. All necessary governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation by Buyer of their respective properties and assets have been obtained and no violation exists in respect of such licenses, permits or authorizations. None of the documents and materials filed with or furnished to any Governmental Authority with respect to the properties, assets or businesses of Buyer contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements therein not misleading.

     7.6 FCF, Inc. Common Stock. The shares to be issued by FCF, Inc. pursuant to this Agreement have been duly authorized and, when issued in accordance with the terms of the this Agreement, will be validly authorized and issued and fully paid and nonassessable, and no shareholder of Buyer will have any preemptive rights or dissenter's right with respect thereto.

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

     7.7 Repurchase Shares on Sale. Seller shall have the first right to purchase the shares of Wayne from FCF, Inc. in the event that FCF, Inc. changes hands. Voting control of FCF, Inc. changes hands. Voting control shall be 51% or more of Wayne. FCF shall offer purchase to Seller and Seller will have 30 days from notice of offer to complete purchase. After the 30 day period, FCF is free to sell to anyone.

ARTICLE 8.  Seller' OBLIGATIONS BEFORE CLOSING.

     Seller covenant that, except as otherwise agreed in writing by Buyer, from the date of this Agreement until the Closing:

     8.1 Buyer's Access to Premises and Information. Buyer and its counsel, accountants and other representatives shall be entitled to have full access during normal business hours to all Seller's properties, books, accounts, records, contracts and documents of or relating to the Assets. Seller shall furnish or cause to be furnished to Buyer and its representatives all data and information concerning the business, finances and properties of Seller that may reasonably be requested.

     8.2 Conduct of Business in Normal Course. Seller shall carry on its business and activities diligently and in substantially the same manner as it previously has been carried on, and shall not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operation that will vary materially from the methods used by Seller as of the date of this Agreement.

     8.3 Preservation of Business Relationships. Seller shall use its best efforts, without making any commitments on behalf of Buyer, to preserve its business organization intact, to keep available to Seller its present employees, and to preserve its present relationships with suppliers, customers and others having business relationships with it. 8.4 Maintenance of Insurance. Seller shall continue to carry its existing insurance, subject to variations in amounts required by the ordinary operations of its business. At the request of Buyer and at Buyer's sole expense, the amount of insurance against fire and other casualties which, at the date of this Agreement, Seller carries on any of the Assets or in respect of its operations shall be increased by such amount or amounts as Buyer shall specify. Seller shall cause Buyer to be named as an additional insured on each existing insurance policy carried by Seller.

     8.5 Existing Agreements. Seller shall not modify, amend, cancel or terminate any of its existing contracts or agreements, or agree to do any of those acts.

     8.6 Representations and Warranties True at Closing. Seller shall use their best efforts to assure that all representations and warranties of Seller set forth in this Agreement and in any written statements delivered to Buyer by Seller under this Agreement will also be true and correct as of the Closing Date as if made on that date and that all conditions precedent to Closing shall have been met.

     8.7 Sales and Use Tax on Prior Sales. Seller agrees to furnish to Buyer a clearance certificate from the appropriate agencies and any related certificates that Buyer may reasonably request as evidence that all sales and use and other tax liabilities of Seller (other than income tax liabilities) accruing before the Closing Date have been fully satisfied or provided for.

     8.8 Statutory Filings. Seller shall cooperate fully with Buyer in preparing and filing all information and documents deemed necessary or desirable by Buyer under any statutes or governmental rules or regulations pertaining to the transactions contemplated by this Agreement.

ARTICLE 9.  CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

     The obligations of Buyer to purchase the Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Article 9. Buyer may waive any or all of these conditions in accordance with Section 14.2 hereof; provided however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of its representations, warranties or covenants under this Agreement.

     9.1 Accuracy of Seller' Representations and Warranties. All representations and warranties by Seller in this Agreement or in any written statement that shall be delivered to Buyer by Seller under this Agreement shall be true on and as of the Closing Date as though made at that time.

     9.2 Seller' Performance. Seller shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Seller on or before the Closing Date.

     9.3 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date.

     9.4 Corporate Approval. The execution and delivery of this Agreement by Seller, and the performance of its covenants and obligations under it, shall have been duly authorized by all necessary corporate action, and Buyer shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of Seller.

     9.5 Consents. All necessary agreements and consents of any parties to the consummation of the transaction contemplated by this Agreement, or otherwise pertaining to the matters covered by it, shall have been obtained by Seller and delivered to Buyer.

     9.6 Approval of Documentation. The form and substance of all certificates, instruments and other documents delivered to Buyer under this Agreement shall be satisfactory in all reasonable respects to Buyer and its counsel.

     9.7 Condition of Assets. The Assets shall not have been materially or adversely affected in any way as a result of any fire, accident, storm, or other casualty or labor or civil disturbance or act of God or the public enemy.

     9.8 Resale Certificate. Buyer shall have received from Seller a sales tax resale certificate or other comparable document, as appropriate, reasonably satisfactory to Buyer, with respect to the Assets being purchased by Seller for resale.

     9.9 Valuation of Assets. Buyer shall have accepted the valuation of the Assets, as set forth on the schedules attached hereto (as adjusted as of the Closing Date).

     9.10 Completion of Due Diligence. All due diligence reasonably required by the Buyer has been completed, and the results of such due diligence are satisfactory to the Buyer in its sole discretion and judgement with regard to all aspects of the transaction, including by not limited to matters relating to the Assets, or the intellectual property or financial prospects of the business to be sold pursuant to this Agreement.

     9.11 Compliance with Bulk Sales Laws. The parties have complied with all applicable Bulk Sales Laws or similar provisions.

ARTICLE 10.  CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

     The obligations of Seller to sell and transfer the Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the following conditions:

     10.1 Accuracy of Buyer's Representations and Warranties. All representations and warranties by Buyer contained in this Agreement or in any written statement delivered by Buyer under this Agreement shall be true on and as of the Closing as though such representations and warranties were made on and as of that date.

     10.2 Buyer's Performance. Buyer shall have performed and complied with all covenants and agreements, and satisfied all conditions that it is required by this Agreement to perform, comply with, or satisfy, before or at the Closing.

     10.3 Buyer's Corporate Approval. Buyer shall have received corporate authorization and approval for the execution and delivery of this Agreement and all corporate action necessary or proper to fulfill the obligations of Buyer to be performed under this Agreement on or before the Closing Date.

ARTICLE 11.  EMPLOYEE PLANS

     Buyer is not assuming any obligations of Seller relating to any Employee Plan as defined herein, and Seller represent that the Seller has no Employee Plan in effect or to which the Seller is subject. For purposes of this
Agreement, the term "Employee Plan" includes all pension, retirement, disability, medical, dental or other health insurance plans, life insurance or other death benefit plans, profit sharing, deferred compensation, stock option, bonus or other incentive plans, vacation benefit plans, severance plans, or other employee benefit plans or arrangements including, without limitation, any pension plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA") and any welfare plan as defined in Section 3(1) of ERISA, whether or not funded, covering any employee or to which Seller is a party or bound or makes or has made any contribution or by which Seller may have any liability to any employee (including any such plan formerly maintained by or in connection with which Seller may have any liability to any employee, and any such plan which is a multi employer plan as defined in Section 3(37) (A) of ERISA).

ARTICLE 12.  SELLER'S OBLIGATIONS AFTER THE CLOSING

     12.1 Preservation of Goodwill. Following the Closing, Seller will restrict their activities so that Buyer's reasonable expectations with respect to the goodwill, business reputation, employee relations and prospects connected with the Assets will not be materially impaired. In furtherance, but not in limitation of, this general obligation, Seller agree that, for a period of the longer of (a) three (3) years following the Closing Date; (b) as long as any of the Warrants referred to in paragraph 2.1 are outstanding; or (c) as long as Buyer or its heirs, assigns or successors in interest carry on a like business in the countries or areas specified:

     (a) Seller will not compete with the Buyer or engage in any activity which is substantially the same as, or represents an outgrowth of, any business or activity presently conducted by Seller, if such business or activity extends to the states of the United States or any place else where the buyer has otherwise established its goodwill, business reputation, or any customer relations. For the purposes of this Agreement, the term "compete" shall mean (i) calling on, soliciting or taking away, as a client or customer, or attempting to call on, solicit or take away as a client or customer any individual, partnership, corporation or association that was a client or customer of the Seller; or (ii) entering into or attempting to enter into any business or substantially similar business to or competing in any way with the business of the Buyer either alone or with any individual, partnership, corporation or association; or (iii) acting as an agent, representative, consultant, officer, director, independent contractor, or employee of an entity or enterprise which is competing with the business of the Buyer; or (iv) participating in any such competing entity or enterprise as an owner, partner, limited partner, joint venturer, creditor or stockholder.

     The parties intend that the covenant contained in the preceding portion of this Section shall be construed as a series of separate covenants, one for each state county. Each separate covenant shall be deemed identical in terms to the covenant contained in this Section. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this Section, then such unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

     (b) Seller will not disclose to any person or use for their own benefit any price lists, pricing data, customer lists, or similar matters possessed by them relating to the Assets or the business transferred to Buyer unless they first clearly demonstrate to Buyer that such matters are at, the time of the proposed disclosure or use, of common knowledge within the trade.

     12.2 Seller's Indemnities. Seller shall indemnify, defend and hold harmless Buyer and its officers, directors, and agents against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that the Buyer, or their officers, directors, or agents shall incur or suffer, which arise, result from or relate to any breach of, or failure by Seller to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Seller under this Agreement. Notwithstanding any other provision of this Agreement, Seller shall not be liable to Buyer, or the Buyer, or their officers, directors, or agents on any warranty, representation or covenant made by Seller in this Agreement, regarding any single claim, loss, expense, obligation or other liability that does not exceed $10,000; provided, however, that when the aggregate amount of all such claims, losses, expenses, obligations and liabilities not exceeding $10,000 each reaches $10,000, Seller shall thereafter be liable in full for all such breaches and indemnities, and regarding all those claims, losses, expenses, obligations, and liabilities.

     12.3 Access to Records. From and after the Closing, Seller shall allow Buyer, and its counsel, accountants and other representatives, such access to records which after the Closing are in the custody or control of Seller as Buyer reasonably requires in order to comply with its obligations under the law or under contracts assumed by Buyer pursuant to this Agreement.

ARTICLE 13.  COSTS

     13.1 Finder's or Broker's Fees. Each of the parties represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as it knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

     13.2 Expenses. Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

ARTICLE 14.  SECURITIES ASPECTS OF AGREEMENT

     14.1 All parties to this Agreement mutually understand, agree and covenant that any referenced sale or other disposition of any security under this Agreement shall be controlled and governed by this section. Specifically should there arise any conflict of application or interpretation under this section and any other provision or section of this Agreement, this section shall be given primary definition and control. The term "securities" for the purposes of this Agreement shall mean and include all shares of Buyer, and any warrants to acquire those shares as well as any other instrument or obligation customary or commonly described as a security. Each of the following terms and conditions of the issuance and distribution of the securities shall be fully applicable unless otherwise specifically waved or treated in the following paragraphs.

     14.2 Each security issued pursuant to the terms of this Agreement shall be a "restricted" security unless otherwise specifically referenced as being issued pursuant to a registration or offering.

     14.3 Each Selling Party understands and agrees that a restricted security for the purposes of this Agreement is one which is issued without meeting registration requirements under both federal and state law within the United States. Each party to this Agreement further agrees and acknowledges that the nature of restricted security is that it is not freely tradeable. That is, the holder of such security cannot immediately market or further distribute such security in the open market, or through private transactions without the express written consent of the issuer, primarily PetsMarketing under the terms of this Agreement.

     14.4 Each Selling Party fully acknowledges and understands that the resale of a restricted security will normally require substantial holding periods unless subsequently subject to an intervening registration under applicable federal and state securities laws. The Selling Party acquiring restricted stock under this Agreement further acknowledges and agrees that the principal, though not exclusive, means by which restricted securities are resold under United States law and conforming state laws and regulations is Securities and Exchange Commission ("SEC") Rule 144, which essentially requires a holding period of one year before the stock can be resold or any interest therein further sold or assigned. In general terms, Rule 144 would require that there be current public information about the Company before the provisions of the Rule could be relied upon for subsequent resales, that the aforementioned holding period had been met, that the sales occurred through independent arms-length and unsolicited brokerage transactions, that certain volume limitations on the number of shares sold in each three month period be observed, and that a report of sales will be filed with the SEC. Each Selling Party understands that the foregoing constitutes only a general description of Rule 144 and that such person is or has the means to become familiar with all of the specific provisions and terms of Rule 144 through his independent legal advisors. Each of the Seller further acknowledges and agrees that while Rule 144 is not exclusive, that it is anticipated and intended that it would be the primary means by which securities acquired under this Agreement could be resold absent the specific registration provisions of this Agreement.

     14.5 Each Selling Party further acknowledges and agrees that, except as specifically provided by the terms of this Agreement, none of the corporate parties will have any obligation to register securities issued, and have no present intention to register such securities other than is specifically provided for by this Agreement. Each person under this Agreement acquiring securities further understands and agrees that individual registration of securities, absent registration by the issuer, is usually not practical and should not be relied upon as a means for resales or other distributions of securities acquired under this Agreement.

     14.6 Any entity acquiring securities pursuant to this Agreement with the intent to divide such securities among its principal shareholders as part of the acquisition process, will be responsible for obtaining the knowledgeable consent and agreement of such actual shareholder to the terms of this Agreement, specifically referencing this paragraph.

     14.7 Each Selling Party fully understands and agrees that should such person be deemed to be in a "control" position as to the completion of this Agreement, that such person must comply with the volume limitations of Rule 144 to complete sales of his or her securities acquired, except for securities which have been otherwise registered pursuant to this Agreement. A control person has been defined by the SEC, and by most states securities regulatory agencies, as a person who has the capacity to exercise control over the issuing company. While no precise mathematical formulation of a control person is applicable to all situations, the following are generally presumed to be control people:

          (i) a person holding 10% or more of the shares of the issuing company;

          (ii) any principal officer or any director of the issuing company.

     14.8 Seller represents that it is acquiring the Shares for its own account, for investment and not with a view to the distribution or resale thereof. The Seller further represent that their financial and other circumstances are such that they have adequate means of providing for their current and anticipated future needs without having to sell or otherwise dispose of the Shares, and that the Seller are able to bear the economic risks of this investment and consequently are able to hold the Shares for an indefinite period of time and to sustain the loss of their entire investment in the Shares, in the event such a loss should occur.

     14.9 Seller acknowledges and represents that, due to its knowledge and experience in financial and business matters, its investment experience generally and its experience with investments similar to the Shares in particular, Seller, either alone or together with its advisors, if any, is able to understand and evaluate the nature and merits of, and the risks involved in, its proposed investment in the Shares. Seller, either alone or together with its advisors, if any, has the capacity to protect its own interests in connection with this transaction.

     14.10 Seller acknowledges that the Buyer has furnished or made available to Seller all financial and other data relating to Wayne, required by Seller to enable it to make an informed decision concerning its approval of this transaction and its resulting acquisition of the Shares. Seller is aware of, and has thoroughly evaluated, to its own satisfaction, the high degree of risk associated with investing in Wayne, including but not limited to, the specific risks associated with Wayne's business and the risks associated with the ownership of common stock.

     14.11 Seller hereby represents and warrants to Buyer that Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Seller further represents and warrants that it is a corporation, and that each of the equity owners of Seller are "accredited investors" by reason of the fact that each of the equity owners meets one or both of the following criteria:

               (i) Any  private  business  development  company  as  defined  in
               Section 202(a)(22) of the Investment Advisors Act of 1940; or

               (ii) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000 The owner is a natural person who had an individual income in.

ARTICLE 15.  FORM OF AGREEMENT

     15.1 Headings. The subject headings of the Articles and Sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     15.2 Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     15.3 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ARTICLE 16.  PARTIES

     16.1 Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third persons any right of subrogation or action over against any party to this Agreement.

     16.2 Assignment. This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors and assigns.

ARTICLE 17.  REMEDIES

     17.1 Recovery of Litigation Costs. If any legal action or any arbitration or other proceeding so brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     17.2  Conditions  Permitting  Termination.  Subject  to the  provisions  of
Article 3 relating to the postponement of the Closing Date, either party may on or prior to the Closing Date terminate this Agreement by written notice to the other, without liability to the other, if any bona fide action or proceeding shall be pending against either party on the Closing Date that could result in an unfavorable judgment, decree or order that would prevent or make unlawful the carrying out of this Agreement.

     17.3 Defaults Permitting Termination. If either Buyer or Seller materially defaults in the due and timely performance of any of its warranties, covenants, or agreements under this Agreement, the non-defaulting party or parties may on the Closing Date give notice of termination of this Agreement, in the manner provided in Article 17. The notice shall specify with particularity the default or defaults on which the notice is based. The termination shall be effective five days after the Closing Date, unless the specified default or defaults have been cured on or before this effective date for termination.

ARTICLE 18.  NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing.

ARTICLE 19.  NOTICES

     All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

Seller:

ASI Acquisition Corp.
2164 N. Glassell Street
Orange, CA 92865

Buyer: FCF, Inc.
2980 Airway Avenue
Costa Mesa, CA 92626


Any party may change its address for purposes of this Article by giving the other parties written notice of the new address in the manner set forth above.

ARTICLE 20.  GOVERNING LAW

     This Agreement shall be construed in accordance with, and governed by the laws of the State of California.

ARTICLE 21.  MISCELLANEOUS

     21.1 Announcements. None of Seller will make any announcements to the public or to employees of Seller concerning this Agreement or the transactions contemplated hereby without the prior approval of Buyer, which will not be unreasonably withheld. Notwithstanding any failure of Buyer to approve it, Seller may make an announcement of substantially the same information as theretofore announced to the public by Buyer or any announcement required by applicable law, but Seller shall in either case notify Buyer of the contents thereof reasonably promptly in advance of its issuance.

     21.2 References. Unless otherwise specified, references to Sections or Articles are to Sections or Articles in this Agreement.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the day and year first above written.

BUYER

FCF, Inc.
a Nevada corporation


By /s/  Robert L. Cashman
-------------------------
       Robert L. Cashman
       Its:  President

SELLER:

ASI Acquisition Corp.
a Nevada corporation


By /s/ Richard Johnson
------------------------
       Richard Johnson
       Its:  President

ITEM 5  OTHER EVENTS

Change of Name and Capital Structure

On December 15, 2000 the Issuer, originally incorporated with the name First Consolidated Securities, Inc. amended its Articles of Incorporation to change its name to FCF, Inc. and increase its authorized common stock from 10,000,000 shares to 50,000,000 shares.

On January 31, 2001 FCF, Inc. split its outstanding shares 3 for 1 increasing the outstanding common stock from 2,000,000 shares to 6,000,000 shares. This action increased the free trading shares from approximately 200,000 to 600,000 shares. This action was taken to have enough free trading shares to establish an orderly market for the shares on the NASD-Bulletin Board.

Capital Resources

The Issuer does not at this time have sufficient capital to sustain operations. Robert L. Cashman has agreed to loan the company the necessary capital to sustain operations. On April 10, 2001 Cashman loaned the company $25,000.00 in return for a note due in 12 months at 6% interest. Cashman is prepared to loan additional money as needed up to a maximum of $100,000.00. Cashman has also agreed to personally guarantee loans on behalf of the company.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT A Issuer's audited Consolidated financial statement as of September 30, 2000 and December 31, 2000.

EXHIBIT B Audited financial statement of Issuer's wholly owned subsidiary Wayne Aircraft Company as of September 30, 2000 and December 31, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCF, Inc.


/s/  Robert L. Cashman
----------------------
     Robert L. Cashman
     President


Date:  April 10, 2001

                                    EXHIBIT A
                              FINANCIAL STATEMENTS
                                     Amended

The consolidated financial statements of the Company required to be included in Part F/S are set forth below.


                                   F C F, Inc.

                          (A Development Stage Company)

                          INDEPENDENT AUDITOR'S REPORT

                                  APRIL 9, 2001





                                    CONTENTS
                                                                            Page
Independent Auditor's Report...............................................F - 1
Balance Sheets
         At September 30, 2000 and December 31, 2000...................... F - 2

Statements of Operations for the
         Three Month Period Ending December 31, 2000...................... F - 3

Statement of Stockholders' Equity for the
         Years Ended December 31, 1998, September 30, 1999,
         September 30, 1999, and December 31, 2000........................ F - 4

Statements of Cash Flows for the
         Three Month Period Ending December 31, 2000.......................F - 5

Notes to Financial Statements............................................. F - 6

                             John I. Moyer, Jr. CPA
                           324 North San Dimas Avenue
                               San Dimas, CA 91773


                          INDEPENDENT AUDITOR'S REPORT

FCF, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of FCF, Inc. (a development stage company) as of December 31, 2000,and the related statements of operations, stockholders' equity, and cash flows for the three-month period ending December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FCF, Inc. (a development stage company) as of December 31, 2000, and the results of its operations and its cash flows for the three month period ending December 31, 2000 in conformity with generally accepted accounting principles.

Respectfully submitted
John I. Moyer, Jr. CPA


/S/ John I. Moyer, Jr.  CPA
---------------------------
John I. Moyer, Jr.  CPA
Certified Public Accountants
San Dimas, California
April 9, 2001
                                       F-1

                                  F C F, Inc.
                                 Balance Sheet
               FCF, Inc. Balance Sheets As of September 30, 2000
           Wayne Aircraft Co. Balance Sheets As of September 30, 2000
         FCF, Inc. Consolidated Balance Sheets As of December 31, 2000

                                                                Wayne       FCS, Inc.
                                                FCS, Inc.    Aircraft Co.  Consolidated
                                                30-Sep-01     30-Sep-01     31-Dec-01
                          ASSETS
 Current Assets
    Cash                                        $      -      $   7,588    $      618
    Accounts Receivable                                -              -             -
                                              ----------     ----------     ----------
        Total Current Assets                           -          7,588          618

Fixed Assets
    Airplane                                   $       -      $       -   $    77,423
    Capitalized Repairs & Upgrades                     -              -         9,768
                                              ----------     ----------     ----------
        Total Fixed Assets                             -              -        87,191

 Other Assets
    Deposits                                   $       -      $  39,781   $         -

 Total Assets                                  $       -      $  47,369   $    87,809
                                              ==========     ==========    ==========
                         LIABILITIES
 Liabilities
    Accounts Payable                           $   2,720      $       -   $     3,020
                                              ----------     ----------    ----------
 Total Liabilities                                 2,720              -         3,020

 Stockholders Equity
    Common Stock, Par Value $ .001
    50,000,000 Shares Authorized,
    2,000,000 Shares Issued and Outstanding
    at December 31, 2000
    1,000,000 Shares Issued and Outstanding
    at September 30, 2000, September 30, 1999
    and December 31, 1998                      $   1,000      $     205   $     1,205

    Additional Paid In Capital                         -         49,795       109,835
    Prior Retained Earnings (Deficit)             (1,970)             -        (3,720)
    Current Retained Earnings (Deficit)           (1,750)        (2,631)      (22,531)
                                              ----------     ----------    ----------
        Total Stockholder's Equity                (2,720)        47,369        84,789


 Total Liabilities and  Stockholder's Equity   $       -      $  47,369   $    87,809
                                              ==========     ==========    ==========

                                       F-2
            See Accompanying notes and independent auditor's report

                                   F C F, Inc.
                      Consolidated Statement of Operations
               For the Three Month Period Ending December 31, 2000


                                                               Wayne         FCS, Inc.
                                                FCS, Inc.   Aircraft Co. Consolidated
 Revenue                                       $        -    $        -    $       -

 Expenses
       Bank Charges                                     -            64           64
       Insurance                                        -         1,100        1,100
       Licenses, Fees                                   -        18,865       18,865
       Misc Expenses                                    -             -            -
       Organization Expense                             -         2,502        2,502
                                              -----------   -----------   ----------
                         Total Expenses                 -        22,531       22,531
                                              -----------   -----------   ----------
           Net Profit (Loss)                   $        -    $  (22,531)     (22,531)
                                              ===========   ===========   ==========

 Net Loss Per Common Share                                                    (0.011)

 Weighted Average Shares Oustanding                                        2,000,000

                                       F-3
             See Accompanying notes and independent auditor's report

                                   F C F, Inc.
                 Consolidated Statement of Shareholder's Equity
         For the Years Ended December 31, 1998, September 30, 1999, 2000
                              and December 21, 2000

                                                                                  Retained
                                                                                 Earnings/           Total
                                            Common Stock          Additional    Accumulated   Stockholder's
                                         Shares     Amount   Paid In Capital       Deficit          Equity
Balances, at November 5, 1998                 -          -                 -              -              -
     Stock Issued November 5, 1998    1,000,000     $1,000                $0             $0      $   1,000
     Net Profit (Loss)                                                     -         (1,000)        (1,000)
                                                                ------------    -----------     ----------
Balances, at December 31, 1998        1,000,000      1,000                 0          (1,000)            -
                                     ==========   ========      ============    ============    ==========
     Net Profit (Loss)                                                                  (970)         (970)
                                                                ------------    ------------    ----------
Balances, at September 30, 1999       1,000,000      1,000                            (1,970)         (970)
                                     ==========   ========      ============    ============    ==========
     Net Profit (Loss)                                                                (1,750)       (1,750)
                                                                ------------    ------------    ----------
Balances, at September 30, 2000       1,000,000     $1,000       $         -       $  (3,720)    $  (2,720)

     Stock Issued December 31, 2000   1,000,000        205           109,835
     Net Profit (Loss)                                                               (22,531)      (22,531)
                                                                 -----------    ------------     ---------
Balances, at December 31, 2000        2,000,000      1,205           109,835         (26,251)    $  84,789
                                     ==========   ========       ===========    ============      ========

                                       F-4
             See Accompanying notes and independent auditor's report

                                   F C F, Inc.
                            Statements of Cash Flows
               For The Three Month Period Ending December 31, 2000

                                                                  Wayne      FCS, Inc.
                                                 FCS, Inc.  Aircraft Co. Consolidated
Cash Flows From Operating Activities
  Net Loss                                     $         -    $ (19,900)  $   (19,900)
    Non Cash Items Included In Net Income
 Increase in Fixed assets                                -      (87,191)      (87,191)
 Increase in Other assets                                -       39,781        39,781
 Increase in Accounts Payable                            -          300           300
                                               -----------   ----------   -----------
    Net Cash Provided By Operating                       -      (67,010)      (67,010)

Cash Flows From Financing Activities
  Issuance of Common Stock                     $         -    $  60,040   $    60,040

Net Change In Cash                             $         -    $  (6,970)  $    (6,970)


Cash At Beginning of Period                    $         -    $  7,588    $     7,588
                                               -----------   ----------   -----------
                                               $         -    $     618   $       618
                                               ===========   ==========   ===========

                                       F-5
             See Accompanying notes and independent auditor's report

                                   F C F, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
               FOR THE THREE MONTH PERIOD ENDING DECEMBER 31, 2000

NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          This summary of accounting policies for FCF, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

          FCF, Inc. is a development stage company as defined under Statements of Financial Accounting Standard Number 7. The Company was incorporated under the laws of the State of Nevada on November 5, 1998 as First Consolidated Securities, Inc. The Company ceased all operating activities during the period from November 5 to October 20, 2000 and was considered dormant. Since October 20, 2000, the Company is in the development stage, and has not commenced planned principal operations. On December 15, 2000, the Articles of Incorporation where amended to change the Company's name from First Consolidated Securities, Inc. to FCF, Inc. and authorized the increase of Common Shares to 50,000,000.

Nature of Business

          The company has no products or services as of December 31, 2000. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company. On December 31, 2000, in exchange for 1,000,000 shares of FCF, Inc. common stock, FCF, Inc acquired all outstanding stock of Wayne Aircraft Company (WAC). WAC is a development stage company as defined under Statements of Financial Accounting Standard Number 7. All assets and liabilities were recorded at historical values in a manner to that of a pooling of interests. WAC was incorporated under the laws of the State of Nevada on May 23, 2000 for the purpose of operating an air taxi service. WAC is a development stage company in the process of preparing to start operations on April 1, 2001. On October 1, 2000, the WAC purchased an existing Air Carrier Certificate from ASI Acquisition, Inc., which had acquired it from Emerald Air, Inc. An Air Carrier Certificate authorizes WAC operate commuter and on demand aircraft operations under the provisions of Part 135 of the Federal Air Regulations. The Federal Aviation Agency (FAA) issues air carrier certificates. In November 2000 the WAC purchased a Cessna Centurion model T210L airplane.

Cash and Cash Equivalents

          For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value

          Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which were held for trading purposes) approximate carrying value of such instruments.

Fixed Assets

          Fixed assets are recorded at cost. Depreciation is computed by the straight-line method over estimated useful lives, which is principally between five and seven years. Expenditures for maintenance and repairs are charged to expenses as incurred. Upgrades prior to entering service are capitalized. After entering service, all upgrades are charged to expenses as incurred.

Net Income (Loss) Per Share

          Net loss per share is computed base on the weighted average number of shares of common stock outstanding.

Income Taxes

          As of December 31, 2000, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $26,251 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income will be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE     2 - FIXED ASSETS A summary is as follows:

                     Airplane                $   41,260.00
                     Airplane Engine             35,000.00
                     FAA 135 required             9,768.00
                                           ---------------
                                              $  87,191.00

NOTE 3 - AIR CARRIER CERTIFICATE

          An Air Carrier Certificate authorizes the Company to operate commuter and on demand aircraft operations under the provisions of Part 135 of the Federal Air Regulations. The Federal Aviation Agency (FAA) issues air carrier certificates. This certificate does not have an expiration date. This expenditure has been expensed. A summary is as follows:

                       Air Carrier Certificate $ 18,780.00

NOTE 4 - DEVELOPMENT STAGE COMPANY

          The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 5 - COMMITMENTS

          As of December 31, 2000 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the Company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 6 - STOCKHOLDER'S EQUITY

          On December 31, 2000, the Company issued 1,000,000 shares of common stock to ASI Acquisition, Inc. in exchange for all outstanding stock of Wayne Aircraft Company.

NOTE 7 - SUBSEQUENT EVENTS

          On January 31, 2001 FCF, Inc. split its outstanding shares 3 for 1 increasing the outstanding common stock from 2,000,000 shares to 6,000,000 shares.

                                    EXHIBIT B
                              FINANCIAL STATEMENTS
                                     Amended

          The consolidated financial statements of the Company required to be included in Part F/S are set forth below.


                             Wayne Aircraft Company
                          (A Development Stage Company)

                          INDEPENDENT AUDITOR'S REPORT

                                  April 6, 2001



                                    CONTENTS
                                                                            Page
Independent Auditor's Report...............................................F - 1
Balance Sheet as of
         September 30, 2000 and December 31, 2000......................... F - 2

Statements of Operations for the periods of
         May 23, 2000 (date of inception) to September 30, 2000,
         October 1, 2000 to December 31, 2000, and
         May 23, 2000 (date of inception) to December 31, 2000............ F - 3

Statement of Stockholders' Equity from
         May 23, 2000 (date of inception) to December 31, 2000............ F - 4

Statements of Cash Flows for the periods of
         May 23, 2000 (date of inception) to September 30, 2000,
         October 1, 2000 to December 31, 2000, and
         May 23, 2000 (date of inception) to December 31, 2000.............F - 5

Notes to Financial Statements............................................. F - 6

                             John I. Moyer, Jr. CPA
                           324 North San Dimas Avenue
                               San Dimas, CA 91773


                          INDEPENDENT AUDITOR'S REPORT

Wayne Aircraft Company
(A Development Stage Company)

We have audited the accompanying balance sheets of Wayne Aircraft Company as of September 30, 2000, and December 31, 2000, and the related statements of operations, stockholders' equity, and cash flows from May 23, 2000 (date of inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wayne Aircraft Company as of September 30, 2000 and December 31, 2000, and the results of its operations and its cash flows from May 23, 2000 (date of inception) through December 31, 2000 in conformity with generally accepted accounting principles.

Respectfully submitted
John I. Moyer, Jr. CPA


/S/ John I. Moyer, Jr. CPA
Certified Public Accountants
San Dimas, California
April 6, 2001
                                       F-1

                             Wayne Aircraft Company
                              Amended Balance Sheet
                                      As of
                    September 30, 2000 and December 31, 2000

                     ASSETS
                                                 30-Sep-00    31-Dec-00
Current Assets
      Cash                                     $     7,588   $      618
                                               -----------   ----------
            Total Current Assets                     7,588          618

Fixed Assets
      Airplane                                           -       77,423
      Capitalized Repairs & Upgrades                              9,768
                                               -----------   ----------
            Total Fixed Assets                           -       87,191

Other Assets
      Deposits                                      39,781            -

Total Assets                                   $    47,369   $   87,809
                                               ===========   ==========
                  LIABILITIES

Liabilities
      Accounts Payable                         $         -   $      300
                                               -----------   ----------
            Total Liabilities                            -          300

Stockholders Equity
      Common Stock, Par Value $ .001
      25,000,000 Shares Authorized
      55,000 Shares Issued and Outstanding
      at September 30, 2000
      205,000 Shares Issued and Outstanding
      at December 31, 2000                     $       205   $      205

      Additional Paid In Capital                    49,795      109,835

      Accumulated Deficit                           (2,631)     (22,531)
                                               -----------   ----------
            Total Stockholder's Equity              47,369       87,509

            Commitments                                  -            -

Total Liabilities and  Stockholder's Equity    $    47,369   $   87,809
                                               ===========   ==========

                                       F-2
             See Accompanying notes and independent auditor's report

                             Wayne Aircraft Company
                         Amended Statement of Operations
                               For the periods of
             May 23, 2000 (date of inception) to September 30, 2000
         October 1, 2000 to December 31, 2000, and May 23, 2000 (date of inception) to December 31, 2000


                                    Beginning    23-May-00    01-Oct-00     23-May-00
                                       Ending    30-Sep-00    31-Dec-00     31-Dec-00
Revenue                                          $       -    $       -    $        -

Expenses
      Bank Charges                                      44           20            64
      Insurance                                          -        1,100         1,100
      Licenses, Fees                                    85       18,780        18,865
      Organization Expense                           2,502            -         2,502
                                               -----------    ---------    ----------
                                                     2,631       19,900        22,531

           Net Profit (Loss)                     $  (2,631)  $  (19,900)   $  (22,531)
                                               ===========   ==========    ==========

Net Loss Per Common Share                           (0.048)                    (0.110)

Weighted Average Shares Oustanding                  55,000                    205,000

                                       F-3
             See Accompanying notes and independent auditor's report

                             Wayne Aircraft Company
           Amended Statement of Stockholder's Equity From May 23, 2000
                    (date of inception) to December 31, 2000

                                                              Retained Earnings/          Total
                                           Common Stock Issued       Accumulated  Stockholder's
                                         Shares     Amount               Deficit         Equity
Balances, at May 23, 2000                     0  $       -           $         -      $        -

      Additions To Capital                5,000  $     205           $         -      $      205
      Net Profit (Loss)                                              $         -      $        -
                                                                     -----------      ----------
Balances, at May 23, 2000                 5,000  $     205           $         -      $      205
                                      =========  =========           ===========      ==========
      Additions To Capital               50,000  $  49,795                            $   49,795
      Net Profit (Loss)                                              $    (2,631)         (2,631)
                                                                     -----------      ----------
Balances, at September 30, 2000          55,000  $  50,000           $    (2,631)     $   47,369
                                      =========  =========           ===========      ==========
      Additions To Capital              150,000  $  60,040                            $   60,040
      Net Profit (Loss)                                              $   (19,900)     $  (19,900)
                                                                     -----------      ----------
Balances, at December 31, 2000          205,000  $ 110,040           $   (22,531)     $   87,509
                                      =========  =========           ===========      ==========

                                       F-4
            See Accompanying notes and independent auditor's report

                             Wayne Aircraft Company
                         Amended Statement of Cashflows
                               For the periods of
             May 23, 2000 (date of inception) to September 30, 2000
         October 1, 2000 to December 31, 2000, and May 23, 2000 (date of inception) to December 31, 2000


                                                 Beginning    23-May-00     01-Oct-00      23-May-00
                                                    Ending    30-Sep-00     31-Dec-00      31-Dec-00
Cash Flows From Operating Activities

      Net Loss                                               $   (2,631)  $   (19,900)   $   (22,531)
           Non Cash Items Included In Net Income
      Increase in Fixed assets                                        -       (87,191)       (87,191)
      Increase in Other Assets                                  (39,781)       39,781              -
      Increase in Accounts Payable                                    -           300            300
                                                          ------------- -------------  -------------
           Net Cash Provided By Operating Activities            (42,412)      (67,010)      (109,422)

Cash Flows From Financing Activities
           Issuance of Common Stock                              50,000        60,040        110,040

           Net Change In Cash                                $    7,588   $    (6,970)   $       618


Cash at Beginning of Period                                  $        -         7,588    $         -

Cash at End of Period                                        $    7,588   $       618            618
                                                          ============= =============  =============

                                       F-5
             See Accompanying notes and independent auditor's report

                             WAYNE AIRCRAFT COMPANY
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
         FROM MAY 23, 2000 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2000

NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          This summary of accounting policies for Wayne Aircraft Company is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

          Wayne Aircraft Company is a development stage company as defined under Statements of Financial Accounting Standard Number 7. Wayne Aircraft Company was incorporated under the laws of the State of Nevada on May 23, 2000 for the purpose of operating an air taxi service. On December 31, 2000, the sole stockholder of the Company, ASI Acquisition, Inc (a Nevada Corporation) entered in an agreement with FCF, Inc. whereby all outstanding stock of Wayne Aircraft Company was transferred to FCF, Inc. in exchange for 1,000,000 shares of FCF, Inc. common stock. All assets and liabilities were recorded at historical values in a manner to that of a pooling of interests.

Nature of Business

          The company has no products or services as of December 31, 2000. The Company is a development stage company in the process of preparing to start operations on April 1, 2001. On October 1, 2000, the Company purchased an existing Air Carrier Certificate from ASI Acquisition, Inc., which had acquired it from Emerald Air, Inc. An Air Carrier Certificate authorizes the Company to operate commuter and on demand aircraft operations under the provisions of Part 135 of the Federal Air Regulations. The Federal Aviation Agency (FAA) issues air carrier certificates. In November 2000 the Company purchased a Cessna Centurion model T210L airplane.

Cash and Cash Equivalents

          For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value

          Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which were held for trading purposes) approximate carrying value of such instruments.

Fixed Assets

          Fixed assets are recorded at cost. Depreciation is computed by the straight-line method over estimated useful lives, which is principally between five and seven years. Expenditures for maintenance and repairs are charged to expenses as incurred. Upgrades prior to entering service are capitalized. After entering service, all upgrades are charged to expenses as incurred.

Net Income (Loss) Per Share

          Net loss per share is computed base on the weighted average number of shares of common stock outstanding.

Income Taxes

          As of December 31, 2000, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $22,531 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income will be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 2 - FIXED ASSETS

          In the month November 2000 the Company purchased a Cessna Centurion model T210L airplane and commenced upgrading and reconditioning the equipment to comply with FAA 135 requirements. A summary is as follows:

                     Airplane                $   41,260.00
                     Airplane Engine             35,000.00
                     FAA 135 required             9,768.00
                                           ---------------
                                              $  87,191.00

NOTE 3 - AIR CARRIER CERTIFICATE

          On October 1, 2000, the Company purchased an existing Air Carrier Certificate from Certificate from ASI Acquisition, Inc., which had acquired it from Emerald Air, Inc. An Air Carrier Certificate authorizes the Company to operate commuter and on demand aircraft operations under the provisions of Part 135 of the Federal Air Regulations. The Federal Aviation Agency (FAA) issues air carrier certificates. This certificate does not have an expiration date. This expenditure has been expensed. A summary is as follows:

             Air Carrier Certificate         $   18,780.00


NOTE 4 - DEVELOPMENT STAGE COMPANY

          Wayne Aircraft Company is a development stage company as defined under Statements of Financial Accounting Standard Number 7. Wayne Aircraft Company was incorporated under the laws of the State of Nevada on May 23, 2000 for the purpose of operating an air taxi service. The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 5 - COMMITMENTS

          As of December 31, 2000, all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the Company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 6 - STOCKHOLDER'S EQUITY

          On May 23, 2000, the Company issued 5,000 shares of common stock to ASI Acquisition, Inc. in exchange for a note receivable in the amount of $5,000.00 due in one year. As this note will become due on May 2, 2001, additions to capital have been reduced by $5,000.00.

          On September 1, 2000, the Company issued 50,000 shares of common stock to ASI Acquisition, Inc. in exchange for $50,000.00. On October 1, 2000, the Company issued 50,000 shares of common stock to ASI Acquisition, Inc. in exchange for the Emerald Air FAA 135 Air Carrier Certificate.

          On November 15, 2000, the Company issued 100,000 shares of common stock to ASI Acquisition, Inc. in exchange for the Cessna Centurion model T210L airplane.